                                                                    EXHIBIT (S)


                                POWER OF ATTORNEY

         The undersigned Trustees of the DWS Multi-Market Income Trust, a Massachusetts Business Trust (the "Fund"), each does hereby appoint Michael G. Clark, Paul H. Schubert and John Millette, or any of them, as his or her attorney-in-fact to execute and to file with the Securities and Exchange Commission a Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the registration of the Fund's securities, any and all amendments to such Registration Statement, and to execute and file such other documents necessary or appropriate in connection with such Registration Statement.

         In witness whereof, the undersigned has duly executed this power of attorney as of the 15th day of February, 2007.


             SIGNATURE                                          TITLE                            DATED
-----------------------------------                    -----------------------             -----------------


/s/ Michael G. Clark                                          President                    February 15, 2007
-----------------------------------
         Michael G. Clark


/s/ Paul H. Schubert                                   Chief Financial Officer             February 15, 2007
-----------------------------------
         Paul H. Schubert


/s/ Paul K. Freeman                                           Trustee                      February 15, 2007
-----------------------------------
         Paul K. Freeman


                                                              Trustee                      February 15, 2007
-----------------------------------
       John W. Ballantine


/s/ Donald L. Dunaway                                         Trustee                      February 15, 2007
-----------------------------------
        Donald L. Dunaway


/s/ James R. Edgar                                            Trustee                      February 15, 2007
-----------------------------------
         James R. Edgar


                                                              Trustee                      February 15, 2007
-----------------------------------
       Robert B. Hoffman


                                                              Trustee                      February 15, 2007
-----------------------------------
       William McClayton


/s/ Shirley D. Peterson                                       Trustee                      February 15, 2007
-----------------------------------
      Shirley D. Peterson


/s/ Robert H. Wadsworth                                       Trustee                      February 15, 2007
-----------------------------------
      Robert H. Wadsworth